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                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                         SUPPLEMENT DATED JUNE 23, 2009
         TO THE TAX FREE INCOME FUNDS PROSPECTUS DATED OCTOBER 28, 2008

The following modifies the annual fund operating expense information for Missouri Tax Free Fund contained under "Fund Summaries - Fees and Expenses":

     The advisor has contractually agreed that, beginning June 18, 2009, it will reimburse an amount of Missouri Tax Free Fund's Class A share 12b-1 fees equal to 0.10% of the fund's average daily net assets. This reimbursement is in addition to other fee waivers and expense reimbursements currently in place. As a result, Missouri Tax Free Fund's Class A share total annual fund operating expenses, after waivers and reimbursements and excluding Acquired Fund Fees and Expenses, will not exceed 0.85%. These fee waivers and expense reimbursements may be terminated at any time after June 30, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.

To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE





                                                                         FAIF-TF